UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2022 (December 4, 2022)

Senior Connect Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Delaware	001-39793	85-2816458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7114 East Stetson Drive, Suite 400 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 948-9200
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SNRHU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SNRH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SNRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Senior Connect Acquisition Corp. I (the “Company”), a publicly traded special purpose acquisition company, has announced today that it has entered into a non-binding letter of intent (“LOI”) for a business combination with Avellino Lab USA, Inc. (“Avellino”). Avellino, a leader in precision medicine, is making a global impact in genetics and bringing innovative diagnostics, therapies, and AI-driven data processing to patient care.

Under the terms of the LOI, the Company and Avellino would become a combined entity, with Avellino’s existing equityholders exchanging their shares in Avellino for equity in the combined public company. The Company expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected early in the first quarter of 2023.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and equityholder approval of both companies, regulatory approvals and other customary conditions.

Avellino is a genetics-based diagnostics and research company, advancing precision health using machine learning to unlock the potential for research, development and commercialization of diagnostics and therapeutics. The primary driver of its business is the aggregation, curation, and deep analysis of vast amounts of genetic data to provide solutions for early detection of disease states in the areas of ophthalmology, oncology and infectious disease. Avellino has a strong track record of diagnosing genetic conditions, initially focused on corneal dystrophies and other inherited diseases in ophthalmology. In addition to expertise in ophthalmology, Avellino is developing a non-invasive early cancer diagnostic derived from whole blood, saliva or tissue samples.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 as amended, or the Exchange Act.

Important Information and Where to Find It

The Company has mailed to its stockholders of record as of November 7, 2022 a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of stockholders to be held on December 9, 2022 to approve an extension of time for the Company to complete an initial business combination from December 15, 2022 to December 15, 2023 or such earlier date as is determined by the Company’s Board of Directors (the “Extension Proposal”). Stockholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: Senior Connect Acquisition Corp. I, 7114 East Stetson Drive, Suite 400 Scottsdale, AZ 85251. The Extension Proxy Statement can also be obtained, without charge, at the website of the U.S. Securities and Exchange commission (the “SEC”) at www.sec.gov.

If a legally binding definitive agreement with respect to the proposed business combination is executed, the Company intends to file a registration statement on Form S-4 that will include a proxy statement with respect to a stockholder meeting of the Company to vote on the proposed business combination and a prospectus with respect to the Company’s securities to be issued in connection with the proposed business combination (a “Deal Proxy Statement”). After the Form S-4 registration is declared effective, the definitive Deal Proxy Statement to be included in the registration statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction. Stockholders also will be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: Senior Connect Acquisition Corp. I, 7114 East Stetson Drive, Suite 400 Scottsdale, AZ 85251. The Deal Proxy Statement can also be obtained, without charge, at the SEC’s website at www.sec.gov.

The Company urges investors, stockholders and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement, as well as other documents filed with the SEC because these documents do and will contain important information about the Company, the Proxy Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction will be set forth in the Deal Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the Company’s stockholders’ approval of the Extension Proposal, the Company’s ability to enter into a definitive agreement or consummate a transaction with the target company, the target company’s business and product development, and the Company’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and the target company. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the stockholders of the Company of the Extension Proposal is not obtained, the Company’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the stockholders of the Company for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of the Company and the target company; the amount of redemption requests made by the Company’s stockholders and the amount of funds remaining in the Company’s trust account after satisfaction of such requests; the performance of the target company’s business and product development process and related supply chain, competition, demand, and regulatory risks; those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022

SENIOR CONNECT ACQUISITION CORP. I

By:	/s/ Richard T. Burke
	Name:	Richard T. Burke
	Title:	Chief Executive Officer

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